UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 28, 2005

McDONALD’S CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-5231	36-2361282
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One McDonald’s Plaza

Oak Brook, Illinois

(Address of principal executive offices)

60523

(Zip Code)

Registrant’s telephone number, including area code: (630) 623-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On January 28, 2005, McDonald’s Corporation (the “Company”) issued an investor release reporting the Company’s fourth quarter and 2004 year-end results. The investor release is filed herewith as Exhibit 99.1 and incorporated herein by reference. Also filed herewith and incorporated herein by reference as Exhibit 99.2 is supplemental information for the quarter and year ended December 31, 2004.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit Number

99.1	Investor Release of McDonald’s Corporation issued January 28, 2005: McDonald’s Reports Strong Fourth Quarter and 2004 Operating Results

99.2	McDonald’s Corporation: Supplemental Information, Quarter and Twelve Months Ended December 31, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDONALD’S CORPORATION

(Registrant)

Date: January 28, 2005	By:	/S/ DAVID M. POJMAN
David M. Pojman
Corporate Senior Vice President – Controller

Exhibit Index

Exhibit No.
99.1	Investor Release of McDonald’s Corporation issued January 28, 2005: McDonald’s Reports Strong Fourth Quarter and 2004 Operating Results

99.2	McDonald’s Corporation: Supplemental Information, Quarter and Twelve Months Ended December 31, 2004